AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

ON DECEMBER     , 2006

REGISTRATION NO. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.    ☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 South Clinton Street Fort Wayne, Indiana 46801
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(260) 455-2000

Dennis L. Schoff, Esq.
Senior Vice President The Lincoln National Life Insurance Company 1300 South Clinton Street Fort Wayne, Indiana 46802
(Name and Address of Agent for Service)

Copies of all communications to:

Craig D. Moreshead, Esq.
Lincoln Variable Insurance Products Trust 1300 South Clinton Street Fort Wayne, Indiana 46801

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on January 15, 2007 pursuant to Rule 488.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

JEFFERSON PILOT VARIABLE FUND, INC.

One Granite Place

Concord, New Hampshire 03301

January 15, 2007

Dear Contract Owner:

As an Owner of a variable annuity or variable life insurance policy (the “Policy”) issued by Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, or Jefferson-Pilot Life Insurance Company (each an “Insurance Company”), you have the right to instruct the Insurance Company how to vote certain shares of the High Yield Bond Portfolio (“JPVF High Yield Bond”) of Jefferson Pilot Variable Fund, Inc. (“JPVF”) at a Special Meeting of Shareholders of JPVF to be held on February 12, 2007. Although you are not directly a shareholder of JPVF High Yield Bond, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company (“Your Subaccount”) which purchase shares issued by JPVF High Yield Bond. Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote the shares that are attributable to your Contract at the Special Meeting.  Before the Special Meeting, I would like your vote on the important proposals described in the accompanying Prospectus/Proxy Statement.

The Prospectus/Proxy Statement describes the proposed reorganization of JPVF High Yield Bond. All of the assets of JPVF High Yield Bond would be acquired by the Bond Fund (Service Class) of Lincoln Variable Insurance Products Trust  (“LVIP Bond”), in exchange for shares of LVIP Bond and the assumption by LVIP Bond of the liabilities of JPVF High Yield Bond.  The investment objective of JPVF High Yield Bond permits the purchase of investments which have significantly higher risk than the investment objectives of LVIP Bond.

Your Subaccount will receive Service Class shares of LVIP Bond having an aggregate net asset value equal to the aggregate net asset value of the JPVF High Yield Bond shares.  Details about LVIP Bond’s investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement.  For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

The Board of Directors has approved the proposal and recommends that you instruct the Insurance Company to vote FOR the proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal.  If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

If you have any questions about the voting instructions form please call JPVF High Yield Bond at 1-800-258-3648. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by                  , our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ David K. Booth
David K. Booth
President

JEFFERSON PILOT VARIABLE FUND, INC.

HIGH YIELD BOND PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 15, 2007

Dear Contract Owner:

We are writing to notify you of a special meeting of shareholders of the High Yield Bond Portfolio of Jefferson Pilot Variable Fund, Inc. (“JPVF High Yield Bond”), a portfolio of Jefferson Pilot Variable Fund, Inc. (“JPVF”).  The meeting will be held on Monday, February 12, 2007, at 9:00 a.m. local time, at the office of JPVF at One Granite Place, Concord, New Hampshire 03301.  The attached Proxy Statement/Prospectus describes in detail the proposed agenda item for the meeting.

You are entitled to provide us with instructions for voting shares of JPVF High Yield Bond that Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company holds attributable to your variable annuity contract or variable life insurance policy (your “Policy”).  You should read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1:

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the acquisition of all of the assets of JPVF High Yield Bond by the Bond Fund of Lincoln Variable Insurance Products Trust (“LVIP Bond”), in exchange for shares of LVIP Bond and the assumption by the LVIP Bond of the liabilities of JPVF High Yield Bond. The Reorganization Agreement also provides for distribution of the shares of LVIP Bond to shareholders of JPVF High Yield Bond in liquidation and subsequent termination of JPVF High Yield Bond.

Proposal 2:	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

We realize that you may not be able to attend the meeting to provide voting instructions in person.  However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement/Prospectus.  If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of JPVF High Yield Bond attributable to your Policy will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 258-3648 (outside New Hampshire) (800) 322-0235 (inside New Hampshire).

By Order of the Board of Directors of Jefferson Pilot Variable Fund, Inc.

/s/ Craig D. Moreshead

Craig D. Moreshead
Secretary

ACQUISITION OF ASSETS AND LIABILITIES OF

JEFFERSON PILOT VARIABLE FUND, INC.

HIGH YIELD BOND PORTFOLIO

One Granite Place

Concord, New Hampshire 03301

(603) 226-5000

BY AND IN EXCHANGE FOR SHARES OF

LVIP BOND

a series of

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46801

(260) 455-2000

PROSPECTUS/PROXY STATEMENT

DATED January 8, 2007

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of the High Yield Bond Portfolio (“JPVF High Yield Bond”) of Jefferson Pilot Variable Fund, Inc. (“JPVF”) for consideration at a Special Meeting of Shareholders to be held on February 12, 2007 at 10:00 a.m. Eastern time at the offices of Jefferson Pilot Variable Fund, Inc. at One Granite Place, Concord, New Hampshire 03301 and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of JPVF High Yield Bond’s shareholders, the Board of Directors of JPVF has approved the proposed reorganization of JPVF High Yield Bond into LVIP Bond Fund (Service Class) (“LVIP Bond”), a series of Lincoln Variable Insurance Products Trust (“LVIPT”).  JPVF High Yield Bond and LVIP Bond are sometimes referred to in this Prospectus/Proxy Statement individually as a “Portfolio” and collectively as the “Portfolios.”

Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company (individually an “Insurance Company” and collectively the “Insurance Companies”), affiliates of Lincoln National Corporation (“Lincoln National”), are the record owners of JPVF High Yield Bond’s shares and at the Meeting will vote the shares of JPVF High Yield Bond held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a “Policy”) issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of JPVF High Yield Bond that are attributable to your Policy at the Meeting.  Although you are not directly a shareholder of JPVF High Yield Bond, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company (“Your Subaccount”) which purchase shares issued by JPVF High Yield Bond.  Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote JPVF High Yield Bond’s shares that are attributable to your Policy at the Special Meeting.

For simplicity, in this Prospectus/Proxy Statement:

•   “Record Holder” of JPVF High Yield Bond refers to each Insurance Company which holds JPVF High Yield Bond’s shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

•   “shares” refers generally to the shares of the JPVF High Yield Bond portfolio attributable to Your Subaccount; and

•   “shareholder” or “Policy Owner” refers to you.

In the reorganization, all of the assets of JPVF High Yield Bond will be acquired by LVIP Bond in exchange for Service Class shares of LVIP Bond and the assumption by LVIP Bond of the liabilities of JPVF High Yield Bond (the “Reorganization”).  If the Reorganization is approved, Service Class shares of LVIP Bond will be distributed to each Record Holder in liquidation of JPVF High Yield Bond, and JPVF High Yield Bond will be terminated. You will then hold that number of full and fractional shares of LVIP Bond which have an aggregate net asset value equal to the aggregate net asset value of your shares of JPVF High Yield Bond.

JPVF High Yield Bond is a separate diversified series of JPVF, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). LVIP Bond, a series of LVIPT, a Delaware business trust, is also an open-end management investment company registered under the 1940 Act. The investment objective of JPVF High Yield Bond is substantially different than that of LVIP Bond, as follows:

Portfolio	Investment Objective

JPVF High Yield Bond	a high level of current income by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

LVIP Bond	maximum current income (yield) consistent with a prudent investment strategy by investing in a diverse group of domestic fixed-income securities (debt obligations).

The investment strategies for JPVF High Yield Bond are substantially different to those for LVIP Bond.

JPVF HIGH YIELD BOND PRINCIPAL INVESTMENT STRATEGIES:

Under normal conditions, JPVF High Yield Bond will invest at least 80% of its net assets in a diversified portfolio of high-yielding bonds.  It may also invest in convertible securities and preferred stock of both domestic and foreign issuers.  Fixed income securities offering the high current income sought by JPVF High Yield Bond generally are lower rated bonds (junk bonds), which are bonds rated Ba or below by Moody’s or BB or below by Standard & Poor’s and involve greater volatility of price and risk of principal and income than higher rated securities.

While JPVF High Yield Bond focuses on bonds issued by corporations or similar entities, it may invest in all types of debt securities.  JPVF High Yield Bond may invest up to 15% of its assets in illiquid securities, and it may also invest up to 50% (generally expected to be between 0% and 25%) of its total assets in foreign securities.  It may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser to JPVF High Yield Bond, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.  JPVF High Yield Bond may also hold foreign currency in anticipation of purchasing foreign securities.  JPVF High Yield Bond may purchase securities on a when-issued or forward commitment basis.

JPVF High Yield Bond seeks to maximize return by taking advantage of market developments, yield disparaties and variations in the creditworthiness of issuers.  In order to respond to unfavorable market, economic, political or other conditions, JPVF High Yield Bond may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities.

While taking such a defensive position, JPVF High Yield Bond may not be able to achieve its investment objective.

LVIP BOND PRINCIPAL INVESTMENT STRATEGIES:

LVIP Bond pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). LVIP Bond normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation’s “maturity” refers to the time period remaining until the debt obligation’s issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:

•                   high-quality investment-grade corporate bonds;

•                   obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

•                   mortgage-backed securities.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Corp. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only  by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an  underlying pool of mortgages. Mortgage-backed securities also include  collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

LVIP Bond may hold a small amount of:

•                   U.S. corporate bonds rated lower than medium-grade (junk bonds);

•                   investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and

•                   high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

This Prospectus/Proxy Statement explains concisely the information about LVIP Bond that you should know before voting on the Reorganization.  Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about JPVF High Yield Bond:	How to Obtain this Information:

Prospectus of JPVF High Yield Bond, dated May 1, 2006	Copies are available upon request and without charge if you:

Statement of Additional Information of JPVF	Write to JPVF High Yield Bond at the address listed
High Yield Bond, dated May 1, 2006.	on the cover page of this Prospectus/Proxy
Statement; or

Annual Report of JPVF High Yield Bond for	Call 1-800-258-3648 toll-free(outside NH)
the fiscal year ended December 31, 2005	1-800-322-0235 (inside NH)

Semi-Annual Report of JPVF High Yield Bond
for the six-month period ended June 30,
2006

Information about LVIP Bond:	How to Obtain this Information:

Prospectus of LVIP Bond (Service Class),	A copy is available upon request and
dated , 2007, WHICH	without charge if you:
ACCOMPANIES THIS
PROSPECTUS/PROXY STATEMENT	Write to LVIP Bond at the address listed
on the cover page of this Prospectus/Proxy
Statement of Additional Information of	Statement; or
LVIP Bond, dated , 2007

Annual Report of LVIP Bond for the	Call 1-800-4LINCOLN (454-6265) toll-free.
fiscal year ended December 31, 2005

Semi-Annual Report of LVIP Bond for
the six-month period ended
June 30, 2006

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information	A copy is available upon request and without charge
dated , 2007, which	if you:
relates to this Prospectus/Proxy
Statement and the Reorganization	Write to JPVF at the address listed on the cover
page of this Prospectus/Proxy Statement; or

Call 1-800-258-3648 toll-free(outside NH)
1-800-322-0235 (inside NH)

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Room, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Information relating to JPVF High Yield Bond contained in the Prospectus dated May 1, 2006 (SEC File No. 811-04161) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to LVIP Bond contained in the Prospectus of LVIPT Bond (Service Class) dated May 1, 2006 (SEC File No. 811-08090) also is incorporated by reference in this document. The Statement of Additional Information dated                     , 2007 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of JPVF High Yield Bond for the fiscal year ended December 31, 2005 and the six-month period ended June 30, 2006, and financial statements of LVIP Bond for the fiscal year ended December 31, 2005 and the six-month period ended June 30, 2006, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE
INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR
HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU
OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

AN INVESTMENT IN LVIP BOND THROUGH A POLICY:

•  is not a deposit of, or guaranteed by, any bank

•  is not insured by the FDIC, the Federal Reserve Board or any other government agency

•  is not endorsed by any bank or government agency

•  involves investment risk, including possible loss of the purchase payment of your original investment

TABLE OF CONTENTS

SUMMARY	7
Why is the Reorganization being proposed	7
What are the key features of the Reorganization?	7
After the Reorganization, what shares of LVIP Bond will be allocated to the high yield bond subaccount of my policy?	8
How will the Reorganization affect me?	8
Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?	8
How do the investment objectives, principal investment strategies and risks compare?	9
How do the Risk Factors compare?	10
How do the fees and expenses compare?	13
How do the performance records compare?	15
Who will be the investment adviser after the Reorganization?	16
What will the management and advisory fees be after the Reorganization?	17
How do the Directors recommend that I vote?	18

INFORMATION ABOUT THE REORGANIZATION	20
Reasons for the Reorganization	20
Agreement and Plan of Reorganization	20
Federal Income Tax Consequences	21
Pro Forma Capitalization	22
Distribution of Shares	23
Rule 12b-1 Plan	23
Purchase and Redemption Procedures	24
Exchange Privileges	25
Dividend Policy	25
COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS	25
Form of Organization	25
Capitalization	25
Shareholder Liability	26
Shareholder Meetings and Voting Rights	26
Liquidation	27
Liability and Indemnification of Trustees/Directors	27
VOTING INFORMATION CONCERNING THE MEETING	27
Shareholder Information	29
Control Persons and Principal Holders of Securities	30
FINANCIAL STATEMENTS AND EXPERTS	30
LEGAL MATTERS	30
ADDITIONAL INFORMATION	30
OTHER BUSINESS	30
EXHIBIT A Form of Agreement and Plan of Reorganization	A-1
EXHIBIT B Ownership of Shares as of Record Date	B-1
EXHIBIT C Management’s Discussion of Fund Performance and Financial Highlights	C-1

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES

OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE

INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE

REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY

STATEMENT AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to JPVF High Yield Bond and LVIP Bond and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the Lincoln Financial Group (which is the marketing name of Lincoln National Corporation and its afflilates) families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.   As of April 3, 2006, Jefferson–Pilot Corporation (the parent company of the Insurance Companies) and Lincoln National Corporation combined their operations, and as a result Jefferson-Pilot Corporation was merged into and with Lincoln JP Holdings, L.P., a wholly-owned subsidiary of Lincoln National Corporation.  As a result, the Insurance Companies became indirect wholly-owned subsidiaries of Lincoln National Corporation.

As an owner of a Policy issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares that are attributable to your Policy at the Special Meeting. Although you are not directly a shareholder of JPVF High Yield Bond, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company (“Your Subaccount”) which purchase shares issued by JPVF High Yield Bond.   Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote JPVF High Yield Bond’s shares that are attributable to your Policy at the Special Meeting.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

The Plan sets forth the key features of the Reorganization.   Subject to approval of JPVF High Yield Bond’s shareholders, the Board of Directors of the Fund has approved the proposed reorganization of JPVF High Yield Bond into the LVIP Bond.  The Reorganization will result in the liquidation and subsequent termination of the JPVF High Yield Bond.  For a complete description of the Reorganization, see Exhibit A.

The Plan generally provides for the following:

•                  the transfer in-kind of all of the assets of JPVF High Yield Bond to LVIP Bond in exchange for Service Class shares of LVIP Bond;

•                  the assumption by LVIP Bond of all of the liabilities of  JPVF High Yield Bond;

•                  the liquidation of JPVF High Yield Bond by distribution of Service Class shares of LVIP Bond to JPVF High Yield Bond’s Record Holders; and

•                  the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

If the Reorganization is approved, all of the assets of JPVF High Yield Bond will be acquired by LVIP Bond.  Shares of LVIP Bond will be distributed to each Record Holder in liquidation of the JPVF High Yield Bond, and JPVF High Yield Bond will be terminated.  Your Subaccount will then hold that number of full and fractional shares of LVIP Bond which have an aggregate net asset value equal to the aggregate net asset value of the JPVF High Yield Bond previously held by Your Subaccount.

The Plan also provides that certain costs of the Reorganization, including the costs of printing and distributing these proxy materials, will be paid by The Lincoln National Life Insurance Company.  To the extent that portfolio securities will be sold by the portfolio manager of the combined portfolio as a result of the Reorganization, the investment adviser will bear the transaction costs of selling such securities to the extent that such costs exceed the benefit to the combined portfolio of the reduced expense ratio resulting from the Reorganization.  The costs of reinvestment of the proceeds of securities sales resulting from the Reorganization will be borne by the combined portfolio.

The Reorganization is expected to be completed after the close of business on April 27, 2007.

AFTER THE REORGANIZATION, WHAT SHARES OF LVIP BOND WILL BE ALLOCATED TO THE BOND SUBACCOUNT OF MY POLICY?

If shares of JPVF High Yield Bond are allocated to the Bond subaccount of your Policy, shares of Service Class of LVIP Bond will be allocated to that subaccount upon the effective date of the Reorganization.

The new shares will have the same total value as the shares of the JPVF High Yield Bond, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

•                  COST SAVINGS: As of December 31, 2005, JPVF High Yield Bond’s total operating expenses was 1.07%.  Therefore, on a pro forma basis after the Reorganization, LVIP Bond’s (Service Class shares) total operating expenses are expected to be 0.68%, which are less than those of JPVF High Yield Bond.  The Pro Forma data reflects that combining the assets would enable the LVIP Bond to reach a level at which a reduction in the investment management fee would occur.

•                  OPERATING EFFICIENCIES: Upon the Reorganization, operating efficiencies may be achieved by LVIP Bond because it will have a greater level of assets. As of June 30, 2006, JPVF High Yield Bond’s total net assets were approximately $21.1 million, and LVIP Bond’s total net assets were approximately $1,266.2 million.

The Reorganization will not affect your Policy rights. The value of your Policy will remain the same immediately following the Reorganization.  LVIP Bond will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law.  Each Insurance Company will keep the same separate account.  Your Policy values will be allocated to the same separate account and that separate account will invest in LVIP Bond after the Reorganization.  After the Reorganization your Policy values will depend on the performance of LVIP Bond rather than that of JPVF High Yield Bond.  The costs of the Meeting, this proxy solicitation or any adjourned session will be borne by Lincoln National.

LVIP Bond will declare and pay dividends from net investment income semi-annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. Like JPVF High Yield Bond, these dividends and distributions will continue to be reinvested by your Insurance Company in additional Service Class shares of LVIP Bond.

WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

The Reorganization will not affect your right to purchase and redeem Policy cash values in Your Subaccount, to change among the Insurance Company’s separate account options, to annuitize, and to receive distributions as permitted by your Policy.  After the Reorganization, you will be able under your current Policy to allocate your Policy cash values to Your Subaccount and the Insurance Companies will use such cash values to purchase additional Service Class shares of LVIP Bond.  For more information, see “Purchase and Redemption Procedures”, “Exchange Privileges”, and “Dividend Policy” below.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

The Directors of JPVF, including the Directors who are not “interested persons” (the “Disinterested Directors”), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of JPVF High Yield Bond and that their interests will not be diluted as a result of the Reorganization.  Accordingly, the Directors have submitted the Plan for the approval of the shareholders of JPVF High Yield Bond.

THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED

REORGANIZATION.

The Trustees of LVIPT, including those Trustees who are not “interested persons” of LVIPT (the “Independent Trustees”), have also approved the Plan on behalf of LVIP Bond.

HOW DO THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS COMPARE?

The investment objective of JPVF High Yield Bond is substantially different from, and the investment strategies of JPVF High Yield Bond are also substantially different from, those of LVIP Bond. The investment objective of each is fundamental, which means that it may not be changed by vote of the Directors of JPVF or Trustees of LVIPT, as the case may be, without shareholder approval.

     The following tables summarize the investment objectives and principal investment strategies of JPVF High Yield Bond and LVIP Bond as set forth in their respective Prospectus and Statement of Additional Information.

JPVF HIGH YIELD BOND

Investment	to seek as high a level of current income by investing primarily in corporate
Objective	obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities

Principal Investment Strategies

Under normal conditions, JPVF High Yield Bond will invest at least 80% of its net assets in a diversified portfolio of high-yielding bonds. It may also invest in convertible securities and preferred stock of both domestic and foreign issuers. Fixed income securities offering the high current income sought by JPVF High Yield Bond generally are lower rated bonds (junk  bonds), which are bonds rated Ba or below by Moody’s or BB or below by Standard &  Poor’s and involve greater volatility of price and risk of principal and income than higher rated securities.  While JPVF High Yield Bond focuses on bonds issued by corporations or similar entities, it may invest in all types of debt securities. JPVF High Yield Bond may invest up to 15% of its assets in illiquid securities and up to 50% (generally expected to be between 0% and 25%) of its total assets in foreign securities. JPVF High Yield Bond may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the portfolio manager, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate, and it may also hold foreign currency in anticipation of purchasing foreign securities. Securities may be purchased on a when-issued or forward commitment basis.

LVIP BOND
Investment Objective	To maximize current income (yield) consistent with a prudent investment strategy

Principal Investment Strategies

Invests primarily (normally 80% of assets or more) in a diverse group of domestic fixed-income securities (debt obligations) with a significant amount with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and some with long term maturities (over 15 years). These debt obligations include a combination of:

• high-quality investment-grade corporate bonds;
• obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
• mortgage-backed securities.

These debt obligations may also include a small amount of:
• U.S. corporate bonds rated lower than medium-grade (junk bonds);
• investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
• high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Since JPVF High Yield Bond and LVIP Bond have substantially different investment objectives and investment strategies, it is anticipated that the securities held by JPVF High Yield Bond may be sold in significant amounts in order to comply with the policies and investment practices of LVIP Bond in connection with the Reorganization.  If such sales occur, the transaction costs to sell securities will be borne by the investment adviser to LVIP Bond to the extent that such costs exceed the benefit to the combined portfolio of the reduced expense ratio resulting from the Reorganization, and the transaction costs to reinvest the proceeds of such sales will be borne by LVIP Bond.  Thus the costs of purchasing new securities are ultimately borne by the shareholders of LVIP Bond.

HOW DO THE RISK FACTORS COMPARE?

Are the Risk Factors for JPVF High Yield Bond and LVIP Bond Similar?

No.  JPVF High Yield Bond, in general, presents greater risk than the LVIP Bond.  As detailed above, JPVF High Yield Bond purchases portfolio securities which are higher-yielding, higher risk, lower-rated or unrated securities, whereas LVIP Bond, in general, purchases portfolio securities high-quality investment-grade corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-backed securities.

What are the Primary Risks?

Principal Investing Risks

These risks include:

•   MARKET RISK - prices of securities held may fall due to changing economic, political or market conditions, or other factors. As a result, your investment may decline in value and you may lose money.

•   INTEREST-RATE RISK - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities.

•   CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligations on a timely basis and below investment-grade debt securities will generally involve more credit risk than securities in the higher rating categories and are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation.

•   LIQUIDITY RISK - the secondary market for high yield, high risk bond securities may not be as liquid as the secondary market for more highly rated securities, which may affect the ability to sell a particular security at a satisfactory price or to meet liquidity needs.

•   FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments and instability abroad, as well as risks resulting from lack of adequate and accurate information and differences between the regulations to which U.S. and foreign issuers are subject. Adverse fluctuation in foreign in currency values could reduce gains or create losses.

JPVF High Yield Bond and LVIP Bond are both subject to MARKET RISK.

JPVF HIGH YIELD BOND	Invests substantially all of its assets in fixed income securities.

LVIP BOND	Invests substantially all of its assets in fixed income securities.

The prices of securities held may change daily due to market conditions, interest rates and in response to other economic, political or financial developments.  These developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.  The impact of these developments will depend on the level of investment in the securities of the issuer(s) or industries affected by such developments.

JPVF High Yield Bond and LVIP Bond are both subject to INTEREST RATE RISK.

JPVF HIGH YIELD BOND	Invests substantially all of its assets in fixed income securities.

LVIP BOND	Invests substantially all of its assets in fixed income securities.

The values of fixed income securities are subject to change when prevailing interest rates change. When interest rates rise, the value of fixed income securities and certain dividend paying stocks tends to fall.  Since both JPVF High Yield Bond and LVIP Bond invest substantially all assets in fixed income securities, if interest rates were to rise, then the value of your investment may decline.  Alternatively, when interest rates fall, the value of debt securities may rise.  In addition, a broad-based market decline may cause the price of fixed income securities to fall.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time.  Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities.  Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a portfolio’s fixed income investments will affect the volatility of the portfolio’s yield.

JPVF High Yield Bond and LVIP Bond are both subject to CREDIT RISK.

JPVF HIGH YIELD BOND	Invests substantially all of its assets in fixed income securities.

LVIP BOND	Invests substantially all of its assets in fixed income securities.

The value of fixed income securities is directly affected by an issuer’s ability to pay principal and interest on time.  Since both JPVF High Yield Bond and LVIP Bond invest in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations.  The value of the debt obligations held by JPVF High Yield Bond and LVIP Bond and, therefore, the value of their respective shares, will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer’s credit rating will cause that issuer’s outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money.  As a result, the issuer’s future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

Therefore, if debt obligations are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of JPVF High Yield Bond and LVIP Bond shares could fall, and you could lose money.  Additionally, investing in medium-grade corporate bonds involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

LVIP Bond may invest in mortgage-backed securities; therefore, the value of its shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).  In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Since JPVF High Yield Bond is permitted to invest (and has historically has invested) in a significantly higher percentage of medium and lower grade bonds, JPVF High Yield Bond is subject to greater credit risk than LVIP Bond.  Because JPVF High Yield Bond will invest at least 80% of its net assets in a diversified portfolio of high-yielding bonds, the fixed income securities offering the high current income sought by JPVF High Yield Bond generally are lower rated bonds (junk bonds), which are bonds rated Ba or below by Moody’s or BB or below by Standard & Poor’s and involve greater volatility of price and risk of principal and income than the higher rated securities in which LVIP Bond usually invests.

JPVF High Yield Bond and LVIP Bond are both subject to LIQUIDITY RISK.

JPVF HIGH YIELD BOND	Invests substantially all of its assets in fixed income securities and generally at least 80% of its net assets in a diversified portfolio of high-yielding bonds, which generally are lower rated bonds

LVIP BOND

Invests substantially all of its assets in fixed income securities and will invest primarily in a combination of: high-quality investment-grade corporate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and mortgage-backed securities.

The medium and lower quality debt securities are generally regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain portfolio securities. In addition, because illiquid securities trade less frequently and in smaller volume than liquid securities, difficulty may be experienced in closing out positions at prevailing market prices.

The high-quality investment-grade corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-backed securities in general are more liquid than medium and lower quality debt securities and the secondary trading market for higher quality investment grade bonds may be more liquid than the market for those bonds which are not high-quality investment-grade bonds.

Since JPVF High Yield Bond generally will invest at least 80% of its net assets in a diversified portfolio of lower rated bonds, JPVF High Yield Bond is subject to greater liquidity risk than LVIP Bond.

JPVF High Yield Bond and LVIP Bond are both subject to FOREIGN INVESTMENT RISK.

JPVF HIGH YIELD BOND

may invest up to 50% (generally expected to be between 0% and 25%) of its total assets in foreign securities. It may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate and may also hold foreign currency in anticipation of purchasing foreign securities.

LVIP BOND

may also hold a small amount of investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.  These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.  Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.  Foreign markets may be less liquid and more volatile than U.S. markets.  Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Since JPVF High Yield Bond is permitted to invest (and has historically has invested) in a significantly higher percentage of foreign securities, JPVF High Yield Bond is subject to greater foreign investment risk than LVIP Bond.

ARE THERE ANY OTHER RISKS?

JPVF High Yield Bond may in order to respond to unfavorable market, economic, political or other conditions, on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, JPVF High Yield Bond may not be able to achieve its investment objective.

LVIP Bond may, in response to market, economic, political or other conditions, temporarily use a different investment strategy for defensive purposes. If LIVP Bond does so, different factors could affect fund performance and it may not achieve its investment objective.

For more information about the risks associated with an investment in LVIP Bond, please see LVIP Bond’s Prospectus.

HOW DO THE FEES AND EXPENSES OF JPVF HIGH YIELD BOND AND LVIP BOND COMPARE?

JPVF High Yield Bond offers one class of shares.  LVIP Bond offers two classes of shares: Standard Class and Service Class.  The Reorganization proposes that JPVF High Yield Bond shares will be exchanged for LVIP Bond Service Class shares.  You will not pay any initial or deferred sales charge in connection with the Reorganization.  Service Class shares pay from its fund assets, for activities primarily intended to sell Service Class shares or variable life insurance and annuity contracts purchasing Service Class shares pursuant to a plan adopted by the LVIPT Board of Trustees (the “12b-1 Plan”).  LVIP Bond will pay each third-party for these services pursuant to a written agreement with that third-party.

Payments made under the 12b-1 Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay the Lincoln Insurance Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as LVIPT or a variable life insurance or annuity contract may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes LVIP Bond to pay to the insurance companies (including the Insurance Companies and insurance companies affiliated with Lincoln National) or others, out of the assets of the Service Class, a monthly fee (the “12b-1 Plan Fee”) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of LVIPT, as compensation or reimbursement for services rendered and/or expenses borne. The 12b-1 Plan Fee is currently 0.25%.  The 12b-1 Plan Fee may be adjusted by LVIPT’s board of trustees from time to time.  The 12b-1 Plan may not limit 12b-1 Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from 12b-1 Plan Fees in any particular year.

If the proposed Reorganization is adopted, the 12b-1 Plan Fee for the LVIP Bond Service Class of 0.25% would be paid to the Jefferson Pilot Insurance Companies with respect to shares held by Your Subaccount.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of JPVF High Yield Bond and LVIP Bond. The table entitled “LVIP Bond (Pro Forma)” shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JPVF High Yield Bond and LVIP Bond set forth in the following tables and in the examples are based on the expenses for JPVF High Yield Bond and LVIP Bond for the year ended December 31, 2005.  The amounts for LVIP Bond (Service Class) have been restated to reflect a change in LVIPT’s expense allocation methodology.  The amounts for Service Class shares of LVIP Bond (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Bond would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

The shares of JPVF High Yield Bond and LVIP Bond are not charged any initial or deferred sales charge, or any other transaction fees. THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES, AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH JPVF HIGH YIELD BOND AND LVIP BOND SERVE AS INVESTMENT VEHICLES.  IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

For the Year Ended 12/31/2005

			LVIP Bond
	JPVF High	LVIP Bond	Pro Forma
	Yield Bond	(Service Class)	(Service Class)
Management Fees	0.75%	0.35%	0.35%

Distribution and 12b-1 Fees	None	0.25%	0.25%

Other Expenses	0.32%	0.06%	0.08%

Total Annual Portfolio Operating Expenses	1.07%	0.66%	0.68%

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JPVF High Yield Bond versus LVIP Bond and LVIP Bond (Pro Forma), assuming the

Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE JPVF HIGH YIELD BOND AND THE LVIP BOND SERVE AS INVESTMENT VEHICLES.  IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

EXAMPLES OF PORTFOLIO EXPENSES

JPVF HIGH YIELD BOND

For the periods ended December 31, 2005

One Year	Three Years	Five Years	Ten Years
$109	$340	$590	$1,306

LVIP BOND (Service Class)

For the periods ended December 31, 2005

One Year	Three Years	Five Years	Ten Years
$67	$211	$368	$822

LVIP BOND (PRO FORMA)

For the periods ended December 31, 2005

One Year	Three Years	Five Years	Ten Years
$69	$218	$379	$847

HOW DO PERFORMANCE RECORDS COMPARE?

The following charts show how the Service Class shares of LVIP Bond and the shares of JPVF High Yield Bond have performed in the past.  PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES, OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS  INVESTMENT VEHICLES.  IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss for the shares of JPVF High Yield Bond for the last eight calendar years, Service Class shares of LVIP Bond for the last two calendar years, and Standard Class shares of LVIP Bond for the last ten calendar years.

These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio’s return has varied from year-to-year. These charts include the effects of Portfolio expenses. Standard Class shares of LVIP Bond are not subject to the 0.25% distribution fee to which the LVIP Bond Service Class shares are subject. Total return amounts may be based on periods, which occurred before your Policy began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JPVF HIGH YIELD BOND

Annual Total Returns

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
N/A	N/A	0.89%	4.79%	-7.92%	3.43%	2.13%	19.52%	9.05%	1.75%

High Quarter: 4th –  2001  + 6.67%

Low Quarter:  3rd  –  1998   –7.19%

LVIP BOND (Service Class)

Annual Total Returns

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.05%	2.39%

High Quarter: 3rd  - 2004 + 3.53%

Low Quarter: 2nd - 2004 + 3.10%

LVIP Bond (Standard Class)

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
2.31%	9.31%	9.56%	-3.27%	10.89%	9.18%	10.13%	7.28%	5.30%	2.64%

High Quarter: 3rd –  1998  + 5.03%

Low Quarter:  2nd  –  2004   –3.04%

For a detailed discussion of the manner of calculating total return, please see JPVF High Yield Bond and LVIP Bond’s Statement of Additional Information, respectively. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about LVIP Bond is also contained in management’s discussion of LVIP Bond’s performance which appears in the most recent Semi-Annual Report of LVIP relating to LVIP Bond.

WHO WILL BE THE INVESTMENT ADVISER AFTER THE REORGANIZATION?

JPVF High Yield Bond Adviser

Jefferson Pilot Investment Advisory Corporation is the investment adviser for JPVF High Yield Bond.  It has contracted with the Subadviser, Massachusetts Financial Services Company (“MFS”) to make the day-to-day investment decisions for JPVF High Yield Bond. It is responsible for overseeing the Fund’s subadvisers, including the Subadviser, and for making recommendations to the Fund’s Board of Directors relating to hiring and replacing the Fund’s subadvisers.

Facts about the Adviser:

•                  Jefferson Pilot Investment Advisory Corporation is an affiliate of the Jefferson Pilot Insurance Companies and of Lincoln National.

•                  It manages a family of investment portfolios sold primarily to separate accounts of Jefferson Pilot Insurance Companies and its affiliates to fund variable life insurance contracts and variable annuity contracts, with assets of approximately $1.2 billion as of June 30, 2006.

Jefferson Pilot Investment Advisory Corporation is located at One Granite Place, Concord, New Hampshire 03301

Subadviser

Massachusetts Financial Services Company (“MFS”) (the “Subadviser”) is the subadviser to JPVF High Yield Bond. Pursuant to a Subadvisory Agreement, the Subadviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

Facts about the Subadviser:

•                  The Subadviser is America’s oldest mutual fund organization.  MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States.

•                  The Subadviser, a wholly-owned subsidiary of Sun Life Assurance Company of Canada, had approximately $162.5 billion in assets under management as of December 31, 2005.

•                  The Subadviser is located at 500 Boylston Street, Boston, Massachusetts 02116.

LVIP Bond Adviser

Delaware Management Company (DMC) currently serves as the investment adviser for LVIP Bond.  As adviser, DMC makes the day-to-day investment decisions for LVIP Bond.  It is anticipated that the shareholders of LVIPT will approve the recommendation of the Trustees of LVIPT to enter into an investment advisory agreement with Jefferson Pilot Investment Advisory Corporation, effective on the date of Reorganization, to provide services similar to those provided to JPVF High Yield Bond and that Jefferson Pilot Investment Advisory Corporation will enter into a subadvisory agreement with DMC pursuant to which DMC will continuously furnish an investment program for the LVIP Bond, making day-to-day investment decisions on behalf of the LVIP Bond, and arranges for the execution of portfolio transactions.  It is expected that the same DMC personnel will be providing such services as now provide them for the LVIP Bond.

Facts about the Current Adviser and Proposed Subadviser:

•                  DMC is an affiliate of Lincoln National and the Jefferson Pilot Insurance Companies.

•                  DMC traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. It also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National.

•                  DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.

WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

JPVF High Yield Bond Management Fees

JPVF High Yield Bond pays the Jefferson Pilot Investment Advisory Corporation a monthly investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio’s average daily net assets, 0.725% for the next $150 million, 0.70% for the next $250 million, 0.65% for the next $500 million, and 0.60% for amounts over $1 billion.

JPVF High Yield Bond Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by Jefferson Pilot Investment Advisory Corporation for providing advisory services to JPVF High Yield Bond. JPVF High Yield Bond does not pay a fee to the Subadviser.

LVIP Bond Management Fees

LVIP Bond currently pays DMC a monthly investment advisory fee at the annual rate of 0.48% for the first $200 million of LVIP Bond’s average daily net assets, 0.40% for the next $200 million, and 0.30% for amounts over $400 million.

LVIP Bond Proposed Subadvisory Fees

After the Reorganization, subject to approval by the shareholders of LVIP Bond, LVIP Bond’s investment adviser, Jefferson Pilot Investment Advisory Corporation, will pay DMC subadvisory fees at the annual rate of 0.    % for the first $100 million of LVIP Bond’s average daily net assets, 0.    % for the next $150 million, and 0.    % for amounts over $250 million

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

At an in-person meeting held on November 6, 2006, all of the Directors of JPVF, including the Directors who are not “interested persons” (the “Disinterested Directors”), as such term is defined in the 1940 Act, considered and approved the Reorganization with respect to JPVF High Yield Bond; they determined that the Reorganization was in the best interests of shareholders of JPVF High Yield Bond; and they found that the interests of existing shareholders of JPVF High Yield Bond will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Directors evaluated extensive information provided by the management of JPVF and reviewed various factors about JPVF High Yield Bond, LVIP Bond and the proposed Reorganization. During the review of the proposed Reorganization, the Disinterested Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the Reorganization, including the merger of JPVF High Yield Bond into LVIP Bond, the Directors considered, the following factors:

•                   LVIP Bond can provide an investment objective for those Jefferson Pilot Insurance Company Policy owners desiring a less aggressive investment objective than the JPVF High Yield Bond, at a significantly reduced total expense;

•                   the relative asset sizes of JPVF High Yield Bond ($21.1 million at June 30, 2006) and LVIP Bond ($1,266.2 million at June 30, 2006) and the operational efficiencies that may result from participating in a larger portfolio;

•                  the terms and conditions of the Reorganization;

•                  the fact that the Reorganization would not result in the dilution  of shareholders’ interests;

•                  the effect of the Reorganization on the Policy Owners and the value of their Policies;

•                  the fact that The Lincoln National Life Insurance Company will bear the proxy-related expenses of the Reorganization, and that JPIAC will pay for certain transaction costs related to the sale of securities due to the merger to the extent that such costs exceed the benefit to the combined portfolio of the reduced expense ratio resulting from the Reorganization and LVIP Bond will pay the costs of reinvestment of the proceeds of securities sales resulting from the Reorganization;

•                  the fact that LVIP Bond will assume all of the liabilities of JPVF High Yield Bond;

•                  the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

•                  alternatives available to shareholders of JPVF High Yield Bond, including the ability to redeem their shares (and Policy Owners to request reallocation of their Policy values).

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Directors of JPVF concluded that the proposed Reorganization would be in the best interests of JPVF High Yield Bond and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of JPVF High Yield Bond for approval.

THE DIRECTORS RECOMMEND THAT YOU VOTE FOR

THE PROPOSED REORGANIZATION

The Trustees of LVIPT, including the Independent Trustees, have also approved the Plan on behalf of LVIP Bond.

REQUIRED VOTE

The proposal will be adopted with respect to JPVF High Yield Bond if it is approved by the vote of a majority of outstanding shares of that Portfolio, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Portfolio shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding JPVF High Yield Bond shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

If Proposal No. 1 is approved by shareholders of JPVF High Yield Bond, it will be implemented on or about May 1, 2007.

If Proposal No. 1 is not approved by shareholders of JPVF High Yield Bond, it will not be implemented for JPVF High Yield Bond. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of JPVF High Yield Bond for approval of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL 1

INFORMATION ABOUT THE REORGANIZATION

WHAT ARE THE REASONS FOR THE REORGANIZATION?

The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Fund’s remaining portfolios.

AGREEMENT AND PLAN OF REORGANIZATION

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan generally provides that:

•                     all of the assets of JPVF High Yield Bond will be acquired by LVIP Bond in exchange for Service Class shares of LVIP Bond;

•                 the assumption by LVIP Bond of all of the liabilities of JPVF High Yield Bond;

•                 the liquidation of JPVF High Yield Bond by distribution of shares of LVIP Bond to the record holders of JPVF High Yield Bond; and

•                   the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

At or prior to the Closing Date, JPVF High Yield Bond will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to JPVF High Yield Bond’s Record Holders all of JPVF High Yield Bond’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the JPVF High Yield Bond’s net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Service Class shares of LVIP Bond to be received by the Record Holders of JPVF High Yield Bond will be determined by multiplying the outstanding shares of JPVF High Yield Bond by a factor which shall be computed by dividing the net asset value per share of the shares of JPVF High Yield Bond by the net asset value per share of the Service Class shares of LVIP Bond. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

Citibank, N.A., the custodian for JPVF High Yield Bond, will compute the value of JPVF High Yield Bond’s portfolio of securities, and Mellon Bank, N.A., custodian for LVIP Bond, will compute the value of LVIP Bond’s portfolio of securities.  The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of JPVF High Yield Bond and LVIP Bond, respectively, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

As soon after the Closing Date as conveniently practicable, JPVF High Yield Bond will exchange its assets for Service Class shares of LVIP Bond and assumption of the liabilities of JPVF High Yield Bond, and JPVF High Yield Bond will distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of LVIP Bond received by JPVF High Yield Bond.  The distribution will be accomplished by the establishment of accounts in the names of JPVF High Yield Bond’s Record Holders on LVIP Bond’s share records of its transfer agent.  Each account will represent the respective pro rata number of full and fractional shares of LVIP Bond due to JPVF High Yield Bond’s Record Holders.  All issued and outstanding shares of JPVF High Yield Bond will be canceled. The shares of LVIP Bond to be issued will have no preemptive or conversion rights and no share certificates will be issued.  After these distributions and the winding up of its affairs, JPVF High Yield Bond will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by JPVF High Yield Bond’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel.  Notwithstanding approval of JPVF High Yield Bond’s shareholders, the Plan may be terminated (a) by the mutual agreement of JPVF High Yield Bond and LVIP Bond; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

The Plan also provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, will be paid by The Lincoln National Life Insurance Company.  If the Reorganization is consummated, and if portfolio securities will be sold by the portfolio manager of the combined JPVF High Yield Bond/LVIP Bond, the investment adviser will bear the transaction costs of selling such portfolio securities to the extent that such costs exceed the benefits resulting from the benefit to shareholders attributable to the reduced expense ratio resulting from the merger.  The costs of reinvestment of the proceeds of the sales of such portfolio securities will be borne by the merged portfolio.

If JPVF High Yield Bond’s shareholders do not approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

What Will Be The Primary Federal Tax Consequences Of The Reorganization?

Prior to or at the completion of the Reorganization, JPVF High Yield Bond and LVIP Bond will have received an opinion of counsel, who may be counsel to Lincoln National and the Jefferson Pilot Insurance Companies, that the Reorganization has been structured so that no gain or loss will be recognized by JPVF High Yield Bond or its Record Holders for federal income tax purposes as a result of receiving shares of LVIP Bond in connection with the Reorganization. The holding period and aggregate tax basis of the shares of LVIP Bond that are received by the Record Holders of JPVF High Yield Bond will be the same as the holding period and aggregate tax basis of the shares of JPVF High Yield Bond previously held by such Record Holders, provided that such shares of JPVF High Yield Bond are held as capital assets. In addition, the holding period and tax basis of the assets of JPVF High Yield Bond in the hands of LVIP Bond as a result of the Reorganization will be the same as in the hands of JPVF High Yield Bond immediately prior to the Reorganization, and no gain or loss will be recognized by LVIP Bond upon the receipt of the assets of JPVF High Yield Bond in exchange for shares of LVIP Bond and the assumption by LVIP Bond of JPVF High Yield Bond’s liabilities.  Assuming each shareholder’s Contract is treated as a variable annuity or variable life insurance policy for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

For the purposes of this Federal Income Tax Consequences section, “Record Holder” refers to the separate accounts through which the Insurance Companies own shares of JPVF High Yield Bond. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).   Assuming each shareholder’s Policy is treated as a variable life insurance policy or variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.  As a condition to the closing of the Reorganization, JPVF High Yield Bond and LVIP Bond will receive an opinion of counsel, which may be counsel to Lincoln National and the Jefferson Pilot Insurance Companies, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by JPVF High Yield Bond and LVIP Bond, for federal income tax purposes, upon consummation of the Reorganization:

(1)

The transfer of all of the assets of JPVF High Yield Bond solely in exchange for shares of LVIP Bond and the assumption by LVIP Bond of the liabilities of JPVF High Yield Bond followed by the distribution of LVIP Bond’s shares to the Record Holders of JPVF High Yield Bond in dissolution and liquidation of JPVF High Yield Bond, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and JPVF High Yield Bond and LVIP Bond will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)

No gain or loss will be recognized by LVIP Bond upon the receipt of the assets of JPVF High Yield Bond solely in exchange for the shares of LVIP Bond and the assumption by LVIP Bond of the liabilities of JPVF High Yield Bond;

(3)

No gain or loss will be recognized by JPVF High Yield Bond on the transfer of its assets to LVIP Bond in exchange for LVIP Bond’s shares and the assumption by LVIP Bond of the liabilities of JPVF High Yield Bond or upon the distribution (whether actual or constructive) of LVIP Bond’s shares to JPVF High Yield Bond’s Record Holders in exchange for their shares of JPVF High Yield Bond;

(4)	No gain or loss will be recognized by JPVF High Yield Bond’s Record Holders upon the exchange of their shares of JPVF High Yield Bond for shares of LVIP Bond in liquidation of JPVF High Yield Bond;

(5)

The aggregate tax basis of the shares of LVIP Bond received by each Record Holder of JPVF High Yield Bond pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of JPVF High Yield Bond held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of LVIP Bond received by each Record Holder of JPVF High Yield Bond will include the period during which the shares of JPVF High Yield Bond exchanged therefor were held (provided that the shares of JPVF High Yield Bond were held as a capital asset on the date of the Reorganization);

(6)

The tax basis of the assets of JPVF High Yield Bond acquired by LVIP Bond will be the same as the tax basis of such assets to JPVF High Yield Bond immediately prior to the Reorganization, and the holding period of such assets in the hands of LVIP Bond will include the period during which the assets were held by JPVF High Yield Bond; and

(7)

LVIP Bond will succeed to and take into account capital loss carryovers, if any, of JPVF High Yield Bond described in Section 381(c)  of the Code. LVIP Bond will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of JPVF High Yield Bond would recognize a taxable gain or loss equal to the difference between its tax basis in its JPVF High Yield Bond shares and the fair market value of the shares of LVIP Bond it received.

PRO FORMA CAPITALIZATION

The following table sets forth the capitalization of JPVF High Yield Bond and LVIP Bond as of June 30, 2006, and the capitalization of LVIP Bond on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.  The pro forma data reflects an exchange ratio of approximately         Service Class shares of LVIP Bond for each share of JPVF High Yield Bond.

CAPITALIZATION OF JPVF HIGH YIELD BOND, LVIP BOND AND

LVIP BOND (PRO FORMA)

	JPVF HIGH	LVIPT BOND	LVIP BOND	LVIP BOND Service	LVIP BOND
	YIELD BOND	(Service Class)	(Standard Class)	Class (PRO FORMA)	Total Shares
Net Assets	$	$	$	$	$

Net Asset Value Per Share	$	$	$	$	$

Number of Shares Outstanding

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

LVIPT mainly sells shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of LVIP Bond reflected in the calculation of (and therefore reduce) the net asset value of LVIP Bond and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. LVIP Bond currently does not, and has no plans to, offer shares to separate accounts of insurers other than those which are direct or indirect subsidiaries of Lincoln National; however, if approved by the Board of Trustees of LVIP Bond, such shares may be offered to separate accounts of insurers which are not direct or indirect subsidiaries of Lincoln National.

The Lincoln National Life Insurance Company (“LNL”) serves as the distributor for the Trust’s shares. Under Distribution Agreements with the Trust, LNL serves as the general distributor of shares of each class of the Trust’s series, including LVIP Bond, which are sold at the net asset value of such class without any sales charge. The offering of LVIP Bond’s shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate LNL to sell a specific number of shares.

LVIP Bond is authorized to issue two classes of shares: Standard Class and Service Class. JPVF High Yield Bond currently offers only one undesignated class of shares.  Each Class of LVIP Bond has a distribution agreement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of JPVF High Yield Bond will receive Service Class shares of LVIP Bond. Service Class shares are sold at net asset value without any initial or deferred sales charges but are subject to distribution-related or shareholder servicing-related fees.  A Rule 12b-1 plan has been adopted for the Service Class shares of LVIP Bond.  Further details about the 12b-1 plan and the fees which are deducted from the assets of LVIP Bond Service Class are discussed below under “Rule 12b-1 Plan”.  JPVF High Yield Bond has not adopted a Rule 12b-1 plan, and, therefore, no such fees have been deducted from the assets of JPVF High Yield Bond.

In connection with the Reorganization, no sales charges will be imposed.  Certain sales or other charges may be imposed by the Contracts for which LVIP Bond serves as an investment vehicle.  More detailed descriptions of the Service Class shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to LVIP Bond.

RULE 12b-1 PLAN

Pursuant to Rule 12b-1 under the 1940 Act, LVIPT has adopted a distribution and service plan (the “12b-1 Plan”) for the Service Class of shares of each LVIPT Series. As previously noted, the Trust offers shares of beneficial interest to insurance company affiliates of Lincoln National (the “Lincoln Insurance Companies”) for allocation to certain of their respective variable life insurance and annuity contracts.

LVIPT may pay the Lincoln Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable life insurance and annuity contracts offering Service Class shares.  LVIPT would pay each third-party for these services pursuant to a written agreement with that third-party.  LVIPT currently does not offer its shares to other than the Lincoln Insurance Companies; however, in the future it may determine to offer its shares to life insurance companies not affiliated with Lincoln National.

Payments made under the 12b-1 Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay the Lincoln Insurance Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as LVIPT or a variable life insurance or annuity contract may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each LVIPT series to pay to the Lincoln Insurance Companies or others, out of the assets of the Service Class, a monthly fee (the “12b-1 Plan Fee”) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of LVIPT, as compensation or reimbursement for services rendered and/or expenses borne. The 12b-1 Plan Fee is currently 0.25%. The 12b-1 Plan Fee may be adjusted by LVIPT’s board of trustees from time to time.  The 12b-1 Plan may not limit 12b-1 Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from 12b-1 Plan Fees in any particular year.

No “interested person” or independent trustee of LVIPT had or has a direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreement.

The trustees of LVIPT, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the 12b-1 Plan will benefit each fund and contract owners of the Service Class of series of LVIPT.  Each year, the Trustees must make this determination for the 12b-1 Plan to be continued.

If the Reorganization is approved, LVIPT shares will be made available for purchase by the Jefferson Pilot Insurance Companies and shares of the Service Class would also be made available to the Jefferson Pilot Insurance Companies.  If the Reorganization of JPVF High Yield Bond into LVIPT Bond is approved, Service Class shares of LVIP Bond, which participate in the 12b-1 Plan and are subject to the 12b-1 Plan Fee (currently 0.25%), will be issued.

PURCHASE AND REDEMPTION PROCEDURES

The Prospectus for your Policy describes the procedures for allocating your purchase payments or premiums to subaccounts which purchase shares of JPVF High Yield Bond or LVIP Bond.  No fee is charged by JPVF High Yield Bond or LVIP Bond for the purchase or redemption of shares.  The Policy Prospectus describes whether an Insurance Company charges any fees for purchasing a Policy or redeeming your interest in a Policy.  JPVF High Yield Bond and LVIP Bond buys or sells shares at net asset value per share of the JPVF High Yield Bond and LVIP Bond, respectively, for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Policy.

The Insurance Companies place orders for the purchase or redemption of shares of JPVF High Yield Bond and LVIP Bond based on, among other things, the amount of net Policy premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Policies. Orders are effected at the net asset value per share for JPVF High Yield Bond or LVIP Bond determined at the close of business on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Policy.

EXCHANGE PRIVILEGES

The Policy Prospectus indicates whether an Insurance Company charges any fees for moving your Policy values from one subaccount to another.  No fees for exchanges are charged by the either JPVF High Yield Bond or LVIP Bond.

DIVIDEND POLICY

JPVF High Yield Bond and LVIP Bond declare and distribute their dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts, and not to you, the Policy Owner. JPVF High Yield Bond normally distributes dividends on an annual basis, while LVIP Bond distributes dividends on a semi - annual basis. These distributions are in the form of additional shares of stock and, with respect to JPVF High Yield Bond, at the request of the shareholders, these distributions can be made in cash.  The result is that investment performance of JPVF High Yield Bond and LVIP Bond, including the effect of dividends, is reflected in the cash value of the Policies.  All net realized long-term capital gains of JPVF High Yield Bond and LVIP Bond, if any, are declared and distributed once a year and reinvested in additional shares.

Both JPVF High Yield Bond and LVIP Bond have qualified, and LVIP Bond intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a regulated investment company must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as a regulated investment company distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that regulated investment company will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

The operations of Jefferson Pilot Variable Fund, Inc. (“JPVF”), of which JPVF High Yield Bond is a part, are governed by its Articles of Incorporation and Bylaws, and applicable Maryland law.  The operations of LVIPT, of which LVIP Bond is a part, are governed by its Declaration of Trust and By-Laws, and applicable Delaware law.  As discussed below, certain of the differences between the Fund and LVIPT derive from provisions of LVIPT’s Declaration of Trust and By-Laws.  Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of JPVF’s Articles of Incorporation and Bylaws, without charge, upon written or oral request to JPVF at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

As noted above, JPVF is organized as a Maryland corporation, and LVIPT is organized as a Delaware statutory business trust. JPVF and LVIPT are both open-end management investment companies registered with the SEC under the 1940 Act and are organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act.  The series of JPVF consist of JPVF High Yield Bond and other series of various asset classes.  The series of LVIPT consist of LVIP Bond and other series of various asset classes.  Both JPVF and LVIPT currently offer shares primarily to insurance company separate accounts to serve as investment vehicles for variable annuity and variable life insurance policies.

CAPITALIZATION

The shares in JPVF are represented by 20 billion common shares with a par value of $0.01 each, of one or more series. The beneficial interests in LVIPT are represented by an unlimited number of transferable shares of beneficial interest, without par value.  Both the Articles of Incorporation of JPVF and the Declaration of Trust of LVIPT permit the members of the respective Boards to allocate shares into one or more series and classes thereof, with rights determined by the respective Boards, all without shareholder approval. Fractional shares may be issued by JPVF and LVIPT.

Shares of JPVF High Yield Bond are offered in one class and represent an equal pro rata interest therein. Shares of LVIP Bond are currently offered in two classes (Standard Class and Service Class). Shares of the classes of LVIP Bond represent an equal proportionate interest in the respective Class and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees.  Shareholders of the JPVF High Yield Bond and LVIP Bond are entitled to receive dividends and other amounts as determined by respective Directors or Trustees, as applicable.  Shareholders of each class of LVIP Bond vote separately as to matters, such as changes in fundamental investment restrictions, which affect only its particular class.  Additionally, shareholders of LVIP Bond vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, which affect only its particular class.

SHAREHOLDER LIABILITY

Under Maryland law, shareholders of JPVF High Yield Bond have no personal liability as such for the acts or obligations of JPVF High Yield Bond or JPVF, as the case may be.

Shareholders of LVIP Bond as shareholders of a Delaware business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of LVIP Bond. However, the LVIPT Declaration of Trust, of LVIP Bond is a series, contains an express disclaimer of shareholder liability and requires recitation of such limitation in every note, bond, contract or other undertaking issued by or on behalf of LVIP Bond or the Trustees relating to LVIP Bond. The Declaration of Trust also provides for shareholder indemnification out of the assets of LVIP Bond.  The extent to which such disclaimer of liability is enforceable has not yet been determined by the courts of any jurisdiction, and there is no provision in the laws of the State of Delaware under which LVIPT was created similar to that contained in the Maryland and other state corporation laws.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Neither JPVF on behalf of JPVF High Yield Bond nor LVIPT on behalf of LVIP Bond is required to hold annual meetings of shareholders. Under the provisions of the 1940 Act, each of JPVF and LVIPT is required to call a meeting of shareholders for the purpose of electing Directors or Trustees, respectively, if, at any time, less than a majority of the Directors or Trustees, respectively, then holding office were elected by shareholders.  Neither JPVF nor LVIPT currently intends to hold regular shareholder meetings.  Cumulative voting is not permitted in the election of Directors of JPVF or of Trustees of LVIPT.

The Bylaws of JPVF provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of JPVF. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to JPVF High Yield Bond, holders of a majority of the total number of shares of JPVF High Yield Bond then outstanding and entitled to vote at a meeting constitutes a quorum for consideration of a matter at a shareholders’ meeting but any lesser number is sufficient for adjournment. Approval of a matter by the shareholders of JPVF generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present.  A Director of JPVF must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election.

For LVIPT, when a quorum (one-third of the shares outstanding and entitled to vote) is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of LVIPT may be removed at a meeting of shareholders, duly called, by a vote of a majority of the shares present and entitled to vote on such removal.

Under the Articles of Incorporation and the Declaration of Trust of JPVF and LVIPT, respectively, each whole share of common stock of a Portfolio and each whole share of beneficial interest of a series is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

LIQUIDATION

In the event of liquidation of JPVF, the shareholders of each of JPVF’s Portfolios that has been established and designated, including the JPVF High Yield Bond, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of JPVF.  Additionally, in the event of liquidation of JPVF, any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of LVIPT and LVIP Bond, provisions similar to the provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF DIRECTORS AND TRUSTEES

Pursuant to Maryland law and the Bylaws of JPVF, JPVF shall indemnify current and former Directors and officers of JPVF to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, JPVF is required to indemnify or advance expenses only to the extent specifically approved by resolution of JPVF’s Board of Directors.  No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Bylaws also provide that JPVF will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) JPVF is insured against losses arising from any lawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

Similarly, to protect the Trustees of LVIPT against liability, the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees are permitted by the Delaware Business Trust Act: (1) the Trustees shall not be responsible or liable to any Person, other than the Trust or a sub-adviser to the extent provided in this Article VII for any act, omission or obligation of: the Trust, any agent or employee of the Trust; any Manager, sub-Manager, or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission or obligation of any other Trustee or officer, respectively; and (2) LVIPT shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to such Trustee’s performance of his or her duties as Trustee of the Trust, whether the events occur at the time a Person serves as a Trustee of the Trust and whether or not such Person is a Trustee at the time of any proceeding in which liability is asserted.

Furthermore, the Agreement and Declaration of Trust provides that nothing in it protects a Trustee against any liability to LVIPT or its shareholders to which such Trustee otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office provided, however, that a Trustee shall not be liable for errors of judgment in mistakes of fact or law.

The foregoing is only a summary of certain characteristics of the operations of JPVF and the Articles of Incorporation of JPVF and the Agreement and Declaration of Trust of LVIPT, their Bylaws and Maryland or Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Articles of Incorporation and Agreement and Declaration of Trust, Bylaws and Maryland and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of JPVF High Yield Bond in connection with a solicitation of voting instructions by the Directors of JPVF, to be used at the Meeting to be held at 9:00 a.m. Eastern time, February 12. 2007, at the offices of JPVF at One Granite Place, Concord, New Hampshire 03301 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of JPVF High Yield Bond on or about January 8, 2007.

The Board of Directors of JPVF has fixed the close of business on December 15, 2006 as the record date (the “Record Date”) for determining the shareholders of JPVF High Yield Bond entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of JPVF High Yield Bond, and are the Record Holders of the Portfolio at the close of business on the Record Date.  Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of JPVF High Yield Bond.  Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of JPVF High Yield Bond in accordance with voting instructions received on a timely basis from Policy Owners.  In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Policy Owners.

The number of shares as to which voting instructions may be given by a Policy Owner of a Policy is determined by the number of full and fractional shares of JPVF High Yield Bond held in a separate account with respect to that particular Policy. In voting for the Reorganization, each full share of JPVF High Yield Bond is entitled to one vote and any fractional share is entitled to a fractional vote.

Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

•      Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

•      Interests in Policies for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Policy Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Policies in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Policy Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Policy Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Policy Owners may, in practice, determine whether an item passes or fails.

Approval of the Reorganization will require the affirmative vote of at least majority of the holders of the outstanding shares of JPVF High Yield Bond entitled to vote cast at a shareholders’ meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of a majority of the total number of shares of JPVF High Yield Bond then outstanding and entitled to vote at any shareholders’ meeting).  Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted.  As of the Record Date, the Record Holders of JPVF High Yield Bond were the Insurance Companies.  Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of JPVF.

Voting instructions solicitations will be made primarily by mail, but beginning on or about February 1, 2007 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Insurance Companies, their affiliates or other representatives of JPVF High Yield Bond (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by                               , JPVF High Yield Bond’s proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $            ) will be paid by The Lincoln National Life Insurance Company.

If shareholders of JPVF High Yield Bond do not vote to approve the Reorganization, the Directors of JPVF will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of JPVF High Yield Bond who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Policy Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Policies will not be affected.

JPVF does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of JPVF at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by JPVF in a reasonable period of time prior to that meeting.

The votes of the shareholders of LVIP Bond are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION

The Record Holders of JPVF High Yield Bond at the close of business on December 15, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of JPVF High Yield Bond owned as of the Record Date. As of the Record Date, the total number of shares of JPVF High Yield Bond outstanding and entitled to vote was                         .

As of December 15, 2006, the officers and Directors of JPVF beneficially owned as a group none of the outstanding shares of JPVF High Yield Bond.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On December 15, 2006, to the knowledge of the Directors and management of JPVF, the Insurance Companies and their respective separate accounts collectively owned of record 100% of the shares of JPVF High Yield Bond.

Each Insurance Company has advised JPVF High Yield Bond that at December 15, 2006 there were no persons owning Policies which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of JPVF High Yield Bond.

As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of LVIP Bond were owned by separate accounts of The Lincoln National Life Insurance Company (“LNL”) and Lincoln Life & Annuity Company of New York (“LLANY”) (wholly-owned indirect subsidiaries of Lincoln National). Therefore, as of the date of this Prospectus/Proxy Statement, LNL and LLANY were each presumed to be in control (as that term is defined in the 1940 Act) of LVIP Bond and LVIPT.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the JPVF High Yield Bond and LVIP Bond for the fiscal years ended December 31, 2005, contained in the 2005 Annual Reports to Shareholders, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as stated in their reports dated February 10, 2006, which are incorporated herein by reference, and have been so incorporated in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the participation of JPVF High Yield Bond in the Reorganization will be passed upon by Craig D. Moreshead, Esq., Senior Counsel of the Jefferson Pilot Insurance Companies.

Certain legal matters concerning the issuance of shares of LVIP Bond will be passed upon by Colleen Tonn, Esq, Senior Counsel, of Lincoln National.

ADDITIONAL INFORMATION

JPVF High Yield Bond and JPVF are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. or may be obtained upon the payment of a duplicating fee by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

OTHER BUSINESS

The Directors of JPVF do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF JPVF RECOMMEND APPROVAL OF THE PLAN

WITH RESPECT TO JPVF HIGH YIELD BOND

AND ANY UNMARKED VOTING INSTRUCTIONS

WILL BE VOTED IN FAVOR OF

APPROVAL OF THE PLAN.

January 15, 2007

EXHIBIT A

Plan of Reorganization

THIS PLAN OF REORGANIZATION dated as of                         , 2007, is by and between certain series of Funds of the Jefferson Pilot Variable Fund, Inc. (the “Acquired Corporation”) and certain series of Funds of the Lincoln Variable Insurance Products Trust (the “Acquiring Trust”).

The Acquired Corporation is a corporation organized and existing under the laws of the State of Maryland.  The Acquired Corporation was incorporated in October 19, 1984, and has $20 billion authorized shares with a par value of one (1) cent per share.  The Acquired Corporation owns no interest in land in Maryland.  The Acquired Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company.  It is comprised of fourteen series.

The Acquiring Trust is a business trust organized and existing under the laws of the State of Delaware.  The Acquiring Trust was formed on February 1, 2003, and has an authorized unlimited number of shares of beneficial interest with no par value.  The Acquiring Trust owns no interest in land in Delaware.  The Acquiring Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.  It is comprised of eighteen series.

Certain Funds (each an “Acquired Fund”) will be reorganized into certain other Funds (each an “Acquiring Fund”).  The following chart shows each Acquired Fund and its corresponding Acquiring Fund.

Acquired Fund (a series of the Acquired Corporation)	Corresponding Acquiring Fund (a series of the Acquiring Trust)
JPVF High Yield Bond Portfolio	Lincoln VIP Bond Fund

Jefferson Pilot Investment Advisory Corporation is the investment adviser to the Acquired Funds.  It is registered as an investment adviser under the Investment Advisers Act of 1940.

Delaware Management Company, a series of Delaware Management Business Trust, is the investment adviser to the Acquiring Funds.  It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Directors of the Acquired Corporation has determined that it is in the best interests of the Acquired Corporation, the Acquired Funds, and the stockholders and beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The Board of Trustees of the Acquiring Trust has determined that it is in the best interests of the Acquiring Trust, the Acquiring Funds, and the stockholders and beneficial owners of the Acquiring Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein each qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”).

ARTICLE  I

The Effective Time

The Effective Time of the Reorganization (“Effective Time”) shall be after the close of business on April 27, 2007, or such other time as shall be specified by the Boards or the appropriate officers of the Acquired Corporation and the Acquiring Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Boards (or appropriate officers acting under the authority of the Boards), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the separate existence of the Acquired Fund will cease.  The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund.  Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund (“Acquired Fund Shares”) shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund (“Acquiring Fund Shares”).

ARTICLE  II

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

Exchange of Stock

At the Effective Time, each Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class.  The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m.  Eastern Standard Time on the day of the Effective Time.  The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares.

The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund’s and Acquiring Fund’s respective current Form N-lA registration statements and valuation procedures then in effect.  In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Acquiring Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE  III

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Fund’s Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval.  Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund’s Bylaws.

Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, the Acquired Funds will distribute substantially all of its net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, the Acquiring Funds and the Acquired Funds will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1.             The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(  ) of the Code;

2.             No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

3.             The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

4.             The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

5.             No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

6.             No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;

7.             The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

8.             The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that at the time of the exchange, the Acquired Fund Shares were held as capital assets.

ARTICLE  IV

Expenses

The Lincoln National Life Insurance Company will pay the expenses of the Reorganization.  The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired Funds’ proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings.  However, the brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be shared by the Acquiring Funds and the Lincoln National Life Insurance Company in accordance with a methodology approved by the respective Boards.

ARTICLE  V

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by either Board (or appropriate officers of either Board) or be abandoned.  In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Fund, the Acquired Corporation, the Acquiring Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Maryland.

JEFFERSON PILOT VARIABLE FUND, INC.
on behalf of the Acquired Funds

By:

[Title]

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
on behalf of the Acquiring Funds

By:

[Title]

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 8, 2007

JEFFERSON PILOT VARIABLE FUND, INC.

ONE GRANITE PLACE

CONCORD, NEW HAMPSHIRE 03301

This Statement of Additional Information relates to a transaction whereby all of the assets and liabilities of the High Yield Bond Portfolio (“JPVF High Yield Bond”) of Jefferson Pilot Variable Fund, Inc. (“JPVF”) will be transferred to the Bond Fund (“LVIP Bond”) of the Lincoln Variable Insurance Products Trust (“LVIPT”) in exchange for Service Class shares of LVIP Bond.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated January 8, 2007 for the Special Meeting of Shareholders of JPVF High Yield Bond to be held on February 12, 2007. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling JPVF at 1-800-258-3648 (outside New Hampshire) and 1-800-322-0235 (inside New Hampshire).

Further information about the JPVF High Yield Bond and about LVIP Bond is contained in the Statement of Additional Information (“SAI”) for the JPVF and LVIPT, respectively, dated May 1, 2006, which is incorporated herein by reference.  Copies of the SAI for JPVF may be obtained by written request to the address above or by calling 1-800-248-3648 (outside New Hampshire) and1- 800-322-0235 (inside New Hampshire)..  Copies of the SAI for LVIPT may be obtained by writing to LVIPT at 1300 South Clinton Street, Fort Wayne, Indiana 46801 or by calling 1-800-4LINCOLN (454-6265)

STATEMENT OF ADDITIONAL INFORMATION

Table of Contents

GENERAL INFORMATION
FINANCIAL STATEMENTS.

GENERAL INFORMATION

The Shareholders of the JPVF High Yield Bond are being asked to consider and vote on a proposal with respect to an Agreement and Plan of Reorganization (the “Agreement”) dated as of             , 2007 whereby the assets and liabilities of JPVF High Yield Bond will be transferred to LVIP Bond, a series of the LVIPT, in exchange for Service Class shares of LVIP Bond, and the assumption by LVIP Bond of the liabilities of JPVF High Yield Bond.

A Special Meeting of Shareholders of JPVF High Yield Bond to consider the proposal and the related transaction will be held at the offices of JPVF at One Granite Place, Concord, New Hampshire 03301 on March 15, 2007 at 10:00 A.M. (Eastern time).  For further information about the transaction, see the Combined Prospectus/Proxy Statement.

The following documents are incorporated by reference into this Statement of Additional Information:

(1)                                  The Statement of Additional Information of JPVF dated May 1, 2006.

(2)                                  The Statement of Additional Information of LVIPT dated May 1, 2006.

(3)                                  The audited financial statements and related reports of the independent registered public accounting firm with respect to JPVF High Yield Bond included in the Annual Reports to Shareholders of JPVF for the fiscal year ended December 31, 2005.  No other parts of the Annual Reports are incorporated herein by reference.

(4)                                  The audited financial statements and related reports of the independent registered public accounting firm with respect to LVIP Bond (Service Class) included in the Annual Reports to Shareholders of LVIPT for the fiscal year ended December 31, 2005.  No other parts of the Annual Reports are incorporated herein by reference.

(5)                                  The unaudited financial statements with respect to JPVF High Yield Bond included in the Semi-Annual Reports to Shareholders of JPVF at and for the six months ended June 30, 2006.  No other parts of the Semi-Annual Reports are incorporated herein by reference.

(6)                                  The unaudited financial statements with respect to LVIP Bond (Service Class) included in the Semi-Annual Reports to Shareholders of LVIPT at and for the six months ended June 30, 2006.  No other parts of the Annual Reports are incorporated herein by reference.

This Statement of Additional Information consists of this cover page and the documents described above.

FINANCIAL STATEMENTS

The financial statements of JPVF and JPVF High Yield Bond contained in the JPVF’s annual report to shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the independent registered public accounting firm for JPVF. This annual report, as well as the most recent semi-annual report of JPVF, which contains unaudited financial statements of JPVF and JPVF High Yield Bond at and for the six months ended June 30, 2006, may be obtained without charge by calling 1-800-258-3648 (outside New Hampshire) and 1-800-322-0235 (inside New Hampshire).

The financial statements of LVIPT and LVIP Bond contained in LVIPT’s annual report to shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the independent registered public accounting firm for LVIPT. This annual report, as well as the most recent semi-annual report of LVIPT, which contains unaudited financial statements of LVIPT and LVIP Bond for the six months ended June 30, 2006, may be obtained without charge by calling 1-800-4LINCOLN (454-6265).

The financial statements of JPVF High Yield Bond and LVIP Bond contained in the December 31, 2005 annual reports and the June 30, 2006 semi-annual reports of JPVF and LVIPT, respectively, are incorporated herein by reference to the Forms N-CSR filed by JPVF on February 27, 2006 and N-CSRS on August 25, 2006 and the Forms N-CSR filed by LVIPT on March 6, 2006 and N-CSRS on August 28, 2006, and will be provided to Policy Owners requesting this SAI. No parts of such annual and semi-annual reports other than the financial statements are incorporated by reference herein. JPVF and LVIPT expect that annual reports to shareholders for the period ending December 31, 2006 will be available in late February 2007.

Projected (pro forma) financial information reflecting the combined accounts of the JPVF High Yield Bond and LVIP Bond have not been included in this SAI, because the net asset value of JPVF High Yield Bond as of September 30, 2006  did not exceed 10% of the net asset value of LVIP Bond as of that date.

PART C - OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

WITH RESPECT TO JEFFERSON PILOT VARIABLE FUND, INC.  Section 2-418 of the Maryland General Corporation Law (“MGCL”) permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director’s act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance of the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its Charter, a Maryland corporation (i) may indemnify and advance expenses to an officer to the same extent it may indemnify a director, (ii) is required to indemnify an officer to the extent required for a director, and (iii) may indemnify and advance expenses to an officer who is not a director to such further extent, consistent with law, as provided by the charter, bylaws, action of its board of directors or contract.

Reference is made to Article VIII, Section 10 of Jefferson Pilot Variable Fund, Inc.  Amended and Restated Articles of Incorporation (filed on September 5, 1997 as Exhibit 1.a to the Form N-lA Registration Statement (SEC file No. 2-94479), and to Article V of the Jefferson Pilot Variable Fund, Inc. By-Laws filed on March 2, 1998, as Exhibit 2 to the Form N-1A Registration Statement (SEC file No. 2-94479).  The Amended and Restated Articles of Incorporation provide that neither an officer nor director of Jefferson Pilot Variable Fund, Inc. (“JPVF”) will be liable to JPVF or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that JPVF will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office (“Disabling Conduct”). The means of determining whether indemnification shall be made are (1) a final decision by a court or other body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that the director or officer is not entitled to the indemnification) and one of three other conditions is satisfied: (1) the director or officer provides security for his/her agreement to repay, (2) JPVF is insured against loss by reason of lawful advances, or (3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of JPVF pursuant to the foregoing provisions, or otherwise, JPVF has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by JPVF of expenses incurred or paid by a director, officer or controlling person of JPVF in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, JPVF will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

JPVF will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure JVPF against the cost of indemnification payments to officers and trustees under certain circumstances.

WITH RESPECT TO LINCOLN VARIABLE INSURANCE PRODUCTS TRUST:  As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 and pursuant to Article VI of the Trust’s By-Laws [Exhibit (b) to the Registration Statement — Post-Effective Amendment No. 19 to Registration Statement on Form N-1A (SEC file No. 33-70742 filed April 5, 2006], officers, trustees, employees and agents of LVIPT will not be liable to LVIPT, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of LVIPT, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of LVIPT pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of LVIPT in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, LVIPT will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

LVIPT will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure LVIPT against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Investment Management Agreement (Exhibit (d)(1)(a) to the Post-Effective Amendment No. 19 to Registration Statement on Form N-1A (SEC file No. 33-70742 filed April 5, 2006) limits the liability of Delaware Management Company (“DMC”) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by DMC of its respective obligations and duties under the agreement.

LVIPT hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16.  EXHIBITS.

1.                a.     Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 File No. 33-70742) filed on April 4, 2003.

b.               Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust, Articles III, V, and VI incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

2.                By-Laws of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

3.                Not applicable

4.                Agreement and Plan of Reorganization (Filed as Appendix A to the Combined Prospectus/Proxy Statement included in Part A to the Form N-14 Registration Statement).

5.                None

6.                Advisory Agreement:

a.              Investment Management Agreement between the Lincoln Variable Insurance Products Trust and Delaware Management Company effective May 1, 2003 and May 1, 2005 (as applicable)incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

7.                Fund Distribution Agreements:

a.                Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

b.               Amendment effective May 1, 2003 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

c.                Amendment effective May 1, 2005 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

d.               Amendment effective April 1, 2006 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

8.                None

9.                Custody Agreement:

a.                Custody Agreement by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. dated April 30, 2003 incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

b.               Amendment effective May 1, 2005 to Custody Agreement by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

10.          None

11.          Opinion and Consent of Counsel filed herewith

12.          Opinion of Tax Counsel filed herewith

13.          None

14.          None

15.          None

16.          Powers of Attorney filed herewith

17.          Consent of Ernst & Young LLP filed herewith

ITEM 17.  UNDERTAKINGS.

(1) The undersigned Registrants agree that prior to any public reoffering of the securities registered through the use of a prospectus that is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrants agree that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post- effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Fort Wayne, and State of Indiana on this 8th day of December, 2006.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
(BOND FUND)

By:	/s/ Kelly D. Clevenger
Kelly D. Clevenger
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on December 8, 2006.

Signature	Title

/s/ Kelly D. Clevenger	Chairman of the Board, President and Trustee
Kelly D. Clevenger	(Principal Executive Officer)

*	Chief Accounting Officer
William P. Flory, Jr.	(Principal Accounting Officer and Principal Financial Officer)

*	Trustee
Nancy L. Frisby

*	Trustee
Gary D. Lemon

*	Trustee
Kenneth G. Stella

*	Trustee
David H. Windley

*By		,	Attorney-in-Fact
Kevin J. Adamson